SUPPLEMENT TO THE
                   INSTITUTIONAL SERVICE SHARES PROSPECTUS OF
                        EVERGREEN GROWTH AND INCOME FUNDS



I.       Evergreen Small Cap Value Fund

         Effective   January  1,  2001,   Evergreen   Growth  and  Income  Funds
Institutional Service Shares prospectus is revised and supplemented as follows:

         The tables under the section entitled "EXPENSES" for the Evergreen Small Cap Value Fund have been restated to reflect a change in the advisory fees. Management Fees, Other Expenses, Total Fund Operating Expenses and Example of Fund Expenses will now be as follows:

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)+

                                                     Total Fund
              Management    12b-1        Other       Operating
                 Fees       Fees       Expenses      Expenses++
Institutional    0.90%      0.25%       0.43%          1.58%
Service

+Estimated for the fiscal year ending 7/31/2001.
++The Fund's investment advisor has agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in July 2000 in order to limit Total Fund Operating Expenses to 1.55%.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

  After:
1 year        $  628
3 years       $  950
5 years       $1,295
10 years      $2,264



January 1, 2001                                                    556816  1/01